租赁协议

甲方：哈尔滨华东大厦物业管理有限公司（以下称甲方）
乙方：哈尔滨惠美佳生物科技有限公司（以下称乙方）

甲乙双方本着相互合作、互惠互利、共同发展的原则，经友好协商签订本协议，内容如下：

1、甲方将座落在哈尔滨市和平路66-3号哈尔国际大厦十六层大厅200平方米租赁给乙方。

2、乙方将该场地作为乙方产品配送门店只用，不得作为餐饮娱乐场所。

3、场地由乙方自主进行装修设计、施工，乙方承担费用，但不可破坏原有房屋结构，如需改动须经甲方同意。

4、租期：三年。

5、租金：伍万元/年，抵押金：壹万元。

6、租期内乙方承担照明电费、电话费，物业费、电梯费、保安费、卫生费、水费、车位费等相关费用含在租金内，甲方不再另行收取。

7、当年租金每年8月6日支付给甲方，租期内租金固定不变。

8、乙方工作人员须遵守甲方物业管理制度。

9、乙方工作人员可在甲方食堂用餐，用餐费用乙方自理。

10、租期结束前三个月，双方须协商续租事宜，以给对方准备时间。

11、租期内双方不可单方面中止租赁协议，如甲方违约，将向乙方支付相应违约金和经营损失。如甲方违约，甲方不再退回剩余租金和抵押金，作为甲方的经济补偿。

12、协议到期后，如乙方不再续租，在没有违约的情况下，甲方应无条件全额退回抵押金。

13、如遇不可抗力及协议未尽事宜，双方协商解决。

14、本协议自签订之日起生效，三天后起算租期。

甲方：（签名）（印章：哈尔滨华东物业管理有限公司）

乙方：（签名）（印章：哈尔滨惠美佳生物科技有限公司）

20/8-2008

2008年8月20日